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                            JOINT SERVICES AGREEMENT

                                      among

                            CANTOR FITZGERALD, L.P.,

                          CANTOR FITZGERALD SECURITIES,

                            CANTOR FITZGERALD & CO.,

                                  CFPH, L.L.C.,

                           CANTOR FITZGERALD PARTNERS,

                        CANTOR FITZGERALD INTERNATIONAL,

                            CANTOR FITZGERALD GILTS,

                                  eSPEED, INC.,

                            eSPEED SECURITIES, INC.,

                       eSPEED GOVERNMENT SECURITIES, INC.,

                              eSPEED MARKETS, INC.

                                       and

                     eSPEED SECURITIES INTERNATIONAL LIMITED

                          Dated as of December 15, 1999

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                            JOINT SERVICES AGREEMENT

      This JOINT SERVICES AGREEMENT is made and entered into as of December 15, 1999, among Cantor Fitzgerald, L.P., a Delaware limited partnership ("CFLP"), Cantor Fitzgerald International, an English unlimited liability company ("CF International"), Cantor Fitzgerald Gilts, an English unlimited liability company ("CF Gilts"), Cantor Fitzgerald Securities, a New York general partnership ("CFS"), Cantor Fitzgerald & Co., a New York general partnership ("CF&Co"), CFPH, L.L.C., a Delaware limited liability company ("CFPH"), and Cantor Fitzgerald Partners, a New York general partnership ("CFP" and, together with CFLP, CF International, CF Gilts, CFS, CF&Co and CFPH, the "Executing Cantor Parties" and, together with the other Executing Cantor Parties and each subsidiary of CFLP that becomes a party to this Agreement, the "Cantor Parties"), on the one hand, and eSpeed, Inc., a Delaware corporation ("eSpeed"), eSpeed Securities, Inc., a Delaware corporation and a wholly-owned subsidiary of eSpeed ("eSpeed Securities"), eSpeed Government Securities, Inc., a Delaware corporation and a wholly-owned subsidiary of eSpeed ("eSpeed GS"), eSpeed Securities International, Limited, a U.K. private limited company and a wholly-owned subsidiary of eSpeed ("eSpeed International"), and eSpeed Markets, Inc., a Delaware corporation and a wholly-owned subsidiary of eSpeed ("eSpeed Markets" and, together with eSpeed, eSpeed Securities, eSpeed GS and eSpeed International, the "Executing eSpeed Parties" and, together with the other Executing eSpeed Parties and each subsidiary of eSpeed that becomes a party to this Agreement, the "eSpeed Parties"), on the other hand. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms in Section 1 of this Agreement. Each subsidiary of CFLP and eSpeed will automatically become a party to this Agreement, unless it becomes a party to a substantially identical separate agreement.

                              W I T N E S S E T H:

      WHEREAS, the Executing Cantor Parties are engaged in, among other things, the business of creating, developing and operating Marketplaces in and through which buyers and sellers of fixed- income securities, futures contracts, commodities and other Financial Products may effect transactions in those Financial Products;

      WHEREAS, certain of the Marketplaces operated by the Executing Cantor Parties are Electronic Marketplaces;

      WHEREAS, pursuant to an Assignment and Assumption Agreement of even date herewith, certain of the Executing Cantor Parties are contributing to eSpeed their Electronic Trading Systems assets;

      WHEREAS, from and after the Closing, the eSpeed Parties and the Cantor Parties wish to collaborate in providing brokerage services to customers through the existing Electronic Marketplaces, and in creating and developing Electronic Marketplaces for new Financial Products and other Products; and

      WHEREAS, from and after the Closing, the eSpeed Parties wish to provide Ancillary IT Services to the Cantor Parties in consideration for the fees herein provided;
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      NOW, THEREFORE, in consideration of the premises contained herein, it is agreed as follows:

      1. Defined Terms. For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

            "Ancillary IT Services" means technology support services, including, but not limited to, (i) systems administration, (ii) internal network support, (iii) support and procurement for desktops of end-user equipment, (iv) operations and disaster recovery services, (v) voice and data communications,
(vi) support and development of systems for Clearance, Settlement and Fulfillment Services, (vii) systems support for Cantor Party brokers, (viii) electronic applications systems and network support and development for Unrelated Dealer Businesses and (ix) provision and/or implementation of existing electronic applications systems, including all improvements and upgrades thereto, and use of the related intellectual property rights, having potential application in a Gaming Business (as defined under "Unrelated Dealer Business" below).

            "Cantor Exchange" means Cantor Financial Futures Exchange, Inc. and any successor thereto or to the operations thereof.

            "Cantor Services" means any one of, or any combination of, Voice Assisted Brokerage Services, Clearance, Settlement and Fulfillment Services and Related Services.

            "Clearance, Settlement and Fulfillment Services" means all such services as are necessary to clear, settle and fulfill, or arrange settlement or fulfillment as a name give-up or other intermediary of, in accordance with customary market practice and taking into account applicable regulatory requirements, a purchase and sale of a particular Product, including, but not limited to, collection of money; arrangement of delivery of Products; receipt, delivery and maintenance of margin and collateral, if appropriate; dealing with issues relating to failures to receive or deliver payments or Products; and collection and payment of transfer or similar taxes, to the extent applicable to such Product. Clearance, Settlement and Fulfillment Services may include, but are not limited to, acting as a riskless principal or other intermediary between the buyer and the seller of a Product.

            "Closing" means the Closing under the Assignment and Assumption Agreement.

            "Collaborative Marketplace" means an Electronic Marketplace that is operated by a Cantor Party and an eSpeed Party in collaboration pursuant to
Section 3 of this Agreement. All Marketplaces shall be Collaborative Marketplaces, unless otherwise determined in accordance with this Agreement.

            "Electronic Brokerage Services" means the effecting of transactions in, and purchases and sales of, a Product on an Electronic Marketplace in and through the operation of an Electronic Trading System. Electronic Brokerage Services include, but are not limited to, the provision and operation of network distribution systems, transaction processing systems and customer interface systems, in each case that are related to the effecting of transactions in, and purchases and sales of, a Product on an Electronic Marketplace. Electronic Brokerage Services do not include Voice Assisted Brokerage Services, Clearance, Settlement and Fulfillment Services, Information Services or Related Services.


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            "Electronic Marketplace" means a Marketplace on which transactions in, and purchases and sales of, Products may be effected in whole or in part electronically, but does not include a Marketplace that is merely electronically assisted, such as screen assisted open outcry.

            "Electronic Trading System" means, as to any Electronic Marketplace, the hardware, software, network infrastructure and other similar assets that are used to effect purchases and sales in that Electronic Marketplace.

            "eSpeed Marketplace" means a Marketplace (i) in which an eSpeed Party renders Electronic Brokerage Services and (ii) that is not a Collaborative Marketplace.

            "Financial Product" means any financial asset or financial instrument, any intangible commodity or any tangible fungible commodity, including, but not limited to, any security, futures contract, foreign exchange transaction, swap transaction, credit derivative, repurchase or reverse repurchase obligation, currency or swap (as currently defined in the Federal Bankruptcy Code of 1978) or any option or derivative on any of the foregoing.

            "Information" means information relating to bids, offers or trades, or any other information, that is input into, created by or otherwise resides on an Electronic Trading System.

            "Information Services" means the provision of Information to a Person with respect to a Marketplace as a separate service not in connection with transactions by such Person on such Marketplace. Information Services shall not include the provision of Information to purchasers and sellers of a Product incident to the provision of Electronic Brokerage Services and/or Voice Assisted Brokerage Services to such customers.

            "Marketplace" means a marketplace operated or to be operated by the Cantor Parties and/or the eSpeed Parties in and through which buyers and sellers of a Product may effect transactions in the Product.

            "New Market Notice" means, with respect to a Marketplace, a written notice describing with reasonable specificity the anticipated nature, general level of volume and trading needs of that Marketplace.

            "Person" means any corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization or other entity or governmental or regulatory authority or agency.

            "Product" means any tangible or intangible asset or good.

            "Product or Pricing Decisions" means, as to an Electronic Marketplace for a particular Product, (i) the definition of the Product, (ii) the hours of operation of the Marketplace, (iii) the rules relating to trading priority, incentives and other trading related issues and (iv) the rates and schedules of commissions and other Transaction Revenues for the Marketplace, including any variation thereof for particular customers or classes of customers.

            "Related Services" includes (i) credit and risk management services,
(ii) services related to sales positioning of Products, (iii) oversight of customer suitability and regulatory compliance and (iv) such other services customary to brokerage operations as are agreed to by CFLP and eSpeed.


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

            "Transaction Revenues" means the standard fees, commissions, spreads, markups or other similar standard amounts received from a customer in connection with effecting transactions in a Marketplace.

            "Unrelated Dealer Businesses" means (i) the equity businesses of the Cantor Parties as they may exist from time to time, (ii) the money market instruments and securities lending divisions of the Cantor Parties as they may exist from time to time, (iii) any business or portion thereof or activity in which a Cantor Party acts as a dealer or otherwise takes market risk or positions, including in the process of executing matched principal transactions, providing the services of a specialist or market maker or providing trading or arbitrage operations, (iv) activities wherever located that would, if conducted in the United Kingdom, be subject to the United Kingdom Gaming Act of 1963 or activities wherever located currently or in the future involving betting, gambling, odds making, lotteries, gaming, wagering, staking, drawing or casting lots and similar or related activities (each a "Gaming Business") and (v) any business not involving operating a Marketplace.

            "Voice Assisted Brokerage Services" means the effecting of transactions in, and purchases and sales of, a Product on an Electronic Marketplace in and through a broker or other human intermediary, in each case who is an employee of, or providing services to, a Cantor Party. Voice Assisted Brokerage Services include the entry of an order by a broker or other human intermediary into the Electronic Trading System.

      2. Term. The term of this Agreement shall commence as of the Closing and shall be in effect perpetually, unless sooner ended by the mutual agreement, in writing, of CFLP and eSpeed (the "Term").

      3. Joint Services in Collaborative Marketplaces.

            (a) Subject to the terms and conditions stated herein, the Cantor Parties and the eSpeed Parties intend to collaborate in providing brokerage services to customers in and through Electronic Marketplaces. In any case in which the Cantor Parties and the eSpeed Parties do so collaborate, the Marketplace shall be a Collaborative Marketplace and the respective authority, responsibilities and obligations of the parties shall be governed by this
Section 3.

            (b) The parties agree that the Electronic Marketplaces that are managed by the Cantor Parties prior to the date hereof, all of which are listed by Product on Annex A hereto, shall be Collaborative Marketplaces governed by this Section 3. The determination as to whether a Marketplace that is created after the date hereof is to be a Collaborative Marketplace governed by this
Section 3 shall be made in accordance with Section 7 of this Agreement.

            (c) In the case of each Collaborative Marketplace, any Product or Pricing Decision shall be made jointly by the Cantor Parties and the eSpeed Parties. If the parties are unable to agree on a particular Product or Pricing Decision after good faith efforts to do so, then the final Product or Pricing Decision shall be made by (i) a Cantor Party, in the case of a Marketplace or the portion thereof in which or for which a Cantor Party provides any Voice Assisted Brokerage Services, and (ii) an eSpeed Party, in the case of a fully electronic Marketplace (that is, a Marketplace in which no Cantor Party provides Voice Assisted Brokerage Services) or the portion of a Marketplace that is fully electronic; provided, however, that no Product and Pricing Decision made by an eSpeed Party with respect to a fully electronic Marketplace shall result in the Cantor Party's share of Transaction Revenues for the transactions effected in the Marketplace being less than the amount necessary to cover the Cantor Party's actual costs of providing Cantor Services in connection with such Marketplace.

            (d) In the case of each Collaborative Marketplace, the applicable eSpeed Party (i) shall own and operate the Electronic Trading System associated with the Electronic Marketplace, (ii) shall be responsible, as between the parties, for the provision of Electronic Brokerage Services to customers and
(iii) except as provided above with respect to Product or Pricing Decisions, shall have reasonable discretion as to the manner and means of operating the Electronic Trading System and providing Electronic Brokerage Services to customers and Cantor brokers in connection therewith.

            (e) In the case of each Collaborative Marketplace, the applicable Cantor Party (i) shall be responsible, as between the parties, for the provision of Cantor Services to customers and (ii) except as provided above with respect to Product or Pricing Decisions, shall have reasonable discretion as to the manner and means of providing the Cantor Services. The applicable Cantor Party shall be responsible for maintenance of books and records and compliance with applicable securities laws, rules and regulations, as determined by the applicable Cantor Party. CFP and CF & Co shall be responsible for compliance with the reporting requirements under Regulation ATS and related provisions of the Securities Exchange Act of 1934, as amended. In that regard, CFP and CF & Co each will be the broker for all transactions in the respective matching systems, and each will determine the various non-discretionary parameters under which transactions match in their respective systems. eSpeed Securities and eSpeed GS shall cooperate with CFP and CF & Co in all regulatory compliance matters and, if applicable, in complying with Regulation ATS.

            (f) Without limiting the authority of the parties in their respective areas of responsibility pursuant to paragraphs (d) and (e), the parties recognize the importance of providing an integrated and seamless service to customers. Accordingly, the parties shall consult diligently and in good faith, as and as often as necessary, to ensure that their respective services are properly integrated.

            (g) All information and data, other than Information, created, developed, used in connection with or relating to the operation of and effecting of transactions in any Marketplace ("Data") shall constitute the sole property of the Cantor Parties or the eSpeed Parties, as applicable, on the following basis: (i) if the Data relate to Financial Products, the Data shall belong solely to the Cantor Parties, (ii) if the Data relate to a Collaborative Marketplace in which only Products that are not Financial Products are traded, the ownership of the Data shall be determined by the Cantor Parties and the eSpeed Parties on a case-by-case basis based on good faith negotiations, (iii) if the Data relate to an eSpeed Marketplace in which only Products that are not Financial Products are traded, the Data shall belong solely to the eSpeed Parties and (iv) if the Data relate to a non-Collaborative Marketplace that is not an eSpeed Marketplace and in which Financial Products are traded, the Data shall belong solely to the Cantor Parties. All Information relating to Financial Products transmitted and disseminated on or through the Electronic Marketplace shall be the sole property of the Cantor Parties and, as between the parties, the Cantor Parties shall have the sole and exclusive right to use, publish and be compensated for Information Services in connection with or relating to such Information; provided, however, in the case of each Collaborative Marketplace, that the eSpeed Parties shall have the right (without any obligation to pay the Cantor Parties therefor) to use such Information in connection with the execution of transactions in the applicable Collaborative Marketplace.

            (h) To such extent as is consistent with the Cantor Parties' own businesses of providing Electronic Brokerage Services in Marketplaces that are not Collaborative Marketplaces, the


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

Cantor Parties shall promote and market eSpeed Marketplaces for effecting transactions in Financial Products, and shall refer customers and prospective customers to the applicable eSpeed Parties in an effort to cause such customers to effect transactions in Financial Products in eSpeed Marketplaces.

      4. Sharing of Transaction Revenues. The Cantor Parties and the eSpeed Parties agree to share Transaction Revenues with regard to transactions effected through Marketplaces in the following manner:

            (a) If (i) the Electronic Marketplace is a Collaborative Marketplace, (ii) the transaction relates to a Financial Product (other than a Financial Product that is traded on the Cantor Exchange) and (iii) no Cantor Party provides Voice Assisted Brokerage Services in connection with the transaction to which the Transaction Revenues relate (that is, the transaction is fully electronic), then the applicable eSpeed Party will receive the aggregate Transaction Revenues and will pay to the applicable Cantor Party a service fee equal to 35% of the Transaction Revenues.

            (b) If (i) the Electronic Marketplace is a Collaborative Marketplace, (ii) the transaction relates to a Financial Product (other than a Financial Product that is traded on the Cantor Exchange) and (iii) a Cantor Party provides Voice Assisted Brokerage Services in connection with the transaction to which the Transaction Revenues relate, then the applicable Cantor Party will receive the aggregate Transaction Revenues and will pay to the applicable eSpeed Party a service fee equal to 7% of the Transaction Revenues.

            (c) If (i) the Electronic Marketplace is a Collaborative Marketplace, (ii) the transaction relates to a Product that is traded on the Cantor Exchange and (iii) no Cantor Party provides Voice Assisted Brokerage Services in connection with the transaction to which the Transaction Revenues relate (that is, the transaction is fully electronic), then the applicable eSpeed Party will receive the aggregate Transaction Revenues and will pay to the applicable Cantor Party a service fee equal to 20% of the Transaction Revenues.

            (d) If (i) the Electronic Marketplace is a Collaborative Marketplace, (ii) the transaction relates to a Product that is traded on the Cantor Exchange and (iii) a Cantor Party provides Voice Assisted Brokerage Services in connection with the transaction to which the Transaction Revenues relate, then the applicable eSpeed Party will receive the aggregate Transaction Revenues and will pay to the applicable Cantor Party a service fee equal to 55% of the Transaction Revenues.

            (e) If (i) the Electronic Marketplace is a Collaborative Marketplace and (ii) the transaction relates to a Product that (x) is not a Financial Product and (y) is not traded on the Cantor Exchange, then the applicable Cantor Party and the applicable eSpeed Party will share Transaction Revenues in such manner as they shall agree.

            (f) If (i) the Electronic Marketplace is an eSpeed Marketplace and
(ii) the transaction relates to a Financial Product, then the applicable eSpeed Party will receive the aggregate Transaction Revenues and will pay to CFLP a service fee equal to 20% of the Transaction Revenues.

            (g) If (i) the Electronic Marketplace is an eSpeed Marketplace and
(ii) the transaction relates to a Product other than a Financial Product, then the applicable eSpeed Party will receive and retain all of the Transaction Revenues.

            (h) If (i) a transaction is effected in an Electronic Marketplace that is not a Collaborative Marketplace and is not an eSpeed Marketplace, but that is a Marketplace in which Cantor provides Electronic Brokerage Services, and (ii) the transaction relates to a Financial Product, then the applicable Cantor Party will receive the aggregate Transaction Revenues and pay to eSpeed a service fee equal to 30% of the amount eSpeed would have received pursuant to
Section 4 (a) or 4 (b) of this Agreement if the Marketplace had been a Collaborative Marketplace. For purposes of this paragraph (h), the Transaction Revenues shall be reduced by the costs incurred or paid by a Cantor Party to a third party to provide or arrange for the provision of Electronic Brokerage Services.

            (i) If a transaction (i) is not effected through an Electronic Marketplace, but (ii) is electronically assisted (by way of example, but not limited to, a screen-assisted open outcry transaction), then the applicable Cantor Party will receive the aggregate Transaction Revenues and will pay to the applicable eSpeed Party 2.5% of the Transaction Revenues.

            (j) Notwithstanding the foregoing, in the event that a Cantor Party's direct costs payable to third parties (other than the Cantor Parties and their affiliates) for providing Clearance, Settlement and Fulfillment Services with respect to transactions in a Collaborative Marketplace with respect to any Financial Product for any month exceed the direct costs incurred by the Cantor Parties to clear and settle cash transactions in United States Treasury securities for such month, the cost of such excess shall be borne pro rata by the applicable Cantor Party and the applicable eSpeed Party in the same proportion as the Transaction Revenues and service fees for such transactions are to be shared.

            (k) For any month, for any Product for which sales and purchases during such month are effected both through fully electronic transactions and through voice-brokered transactions, Transaction Revenues earned with respect to such Product shall be allocated between fully electronic transactions and voice-brokered transactions as follows: the amount of Transaction Revenues attributable to fully electronic transactions or voice-brokered transactions, as the case may be, for such Product during such month in a Marketplace shall be equal to (x) total Transaction Revenues for such Product for such month in such Marketplace multiplied by (y) a fraction, the numerator of which is the notional volume (by currency) of all transactions in such specific Product type for such month in such Marketplace effected by fully electronic transactions or voice-brokered transactions, as the case may be, and the denominator of which is the notional volume (by currency) of all transactions in such specific Product type for such month in such Marketplace.

            (l) In the event that a customer does not pay, or pays only a portion of, the Transaction Revenues relating to a transaction described in paragraphs (a) through (i) above (a "Loss Event"), then the relevant Cantor Party and the relevant eSpeed Party each shall bear its respective share of the loss arising from the Loss Event in the same proportion as the Transaction Revenues and service fees for such transaction are to be shared.

            (m) All amounts due and payable to a Cantor Party or an eSpeed Party by the other pursuant to this Section 4 shall be paid in the manner specified in
Section 12 of this Agreement.

            (n) In the event that any tax is imposed on Transaction Revenues with respect to a transaction (other than a Tax on net income), the cost of such tax will be borne by the applicable eSpeed Party and the applicable Cantor Party in the same proportion as the Transaction Revenues and service fees for such transaction are to be shared.


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

      5. Ancillary IT Services.

            (a) During the Term, the eSpeed Parties shall provide Ancillary IT Services to the Cantor Parties.

            (b) CFLP shall pay to eSpeed in consideration for the Ancillary IT Services an amount equal to the direct and indirect costs, including overhead, that the eSpeed Parties incur in performing those services.

      6. Representations and Warranties.

            (a) Organization and Good Standing.

                  (i) Each Executing Cantor Party is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, as the case may be. Each Executing Cantor Party has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                  (ii) Each Executing eSpeed Party is duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or organization, as the case may be. Each Executing eSpeed Party has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            (b) Authority; Binding Effect; No Conflicts.

                  (i) Each Executing Cantor Party has taken all necessary actions to authorize the execution and delivery of this Agreement and to perform all of its obligations under, and to consummate the transactions contemplated by, this Agreement. This Agreement has been duly and validly executed by each of the Executing Cantor Parties. This Agreement constitutes the valid and binding obligation of each of the Executing Cantor Parties enforceable against each of the Executing Cantor Parties in accordance with its terms, subject to the effect of reorganization, bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and subject to the application of equitable principles and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by each of the Executing Cantor Parties of this Agreement shall not, with or without the giving of notice or the lapse of time or both, (x) violate any provision of any federal, state, local or foreign law, statute, rule or regulation to which any of the Executing Cantor Parties is subject, (y) violate any injunction, order, judgment, ruling, decree or settlement applicable to any of the Executing Cantor Parties or (z) conflict with, or result in a breach or violation of, any provision of the certificate of incorporation, by-laws, partnership agreement or similar governing document of any of the Executing Cantor Parties or any lease, contract, agreement, instrument, undertaking or covenant by which any of the Executing Cantor Parties is bound.

            (ii) Each of the Executing eSpeed Parties has taken all necessary corporate actions to authorize, execute and deliver this Agreement and to perform all of its obligations under, and to consummate the transactions contemplated by, this Agreement. This Agreement has been duly and validly executed by each of the Executing eSpeed Parties. This Agreement constitutes the valid and binding obligation of each of the Executing eSpeed Parties enforceable against each of the Executing eSpeed Parties in accordance with its terms, subject to the effect of reorganization, bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and subject to the application of equitable principles and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by each of the Executing eSpeed Parties of this Agreement and the consummation by each of the Executing eSpeed Parties of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (x) violate any provision of any federal, state or local law, statute, rule or regulation to which any of the Executing eSpeed Parties is subject, (y) violate any injunction, order, judgment, ruling, decree or settlement applicable to any of the Executing eSpeed Parties, or (z) conflict with, or result in a breach or violation of, any provision of the certificate of incorporation or by-laws of any of the Executing eSpeed Parties or any lease, contract, agreement, instrument, undertaking or covenant by which any of the Executing eSpeed Parties is bound.

            (c) Litigation; No Undisclosed Liabilities. Except as disclosed in the Prospectus relating to eSpeed's initial public offering, there is no litigation pending or, to CFLP's knowledge, threatened, which questions the validity or enforceability of this Agreement or seeks to enjoin the consummation of any of the transactions contemplated hereby.

      7. New Marketplaces; Non-competition; Strategic Alliances.

            (a) If a Cantor Party wishes to create a new Marketplace for a Financial Product, then such Cantor Party may, by providing a New Market Notice to eSpeed, require eSpeed to provide, or cause another eSpeed Party to provide, Electronic Brokerage Services with respect to that Marketplace. In such a case, eSpeed shall use commercially reasonable efforts to develop an Electronic Trading System for, and to render Electronic Brokerage Services with respect to, that Marketplace under the terms of this Agreement. If eSpeed is able to develop and put into operation an Electronic Trading System for the Marketplace within 180 days, then the Marketplace shall be a Collaborative Marketplace and the operation thereof shall be subject to the provisions of Section 3 of this Agreement. If, after diligent effort, eSpeed is unable to develop and put into operation an Electronic Trading System for the Marketplace within 180 days, then
(i) eSpeed shall have no liability to any Cantor Party for its failure to provide an Electronic Trading System, (ii) the Cantor Party may create and operate the Marketplace in any manner that the Cantor Party deems to be acceptable and (iii) the Marketplace shall not be a Collaborative Marketplace. CFLP agrees that its proposal to create a new Marketplace and the requirements relating thereto will be commercially reasonable in scope and that CFLP or another Cantor Party will diligently pursue the development of such Marketplace in a meaningful way and that failure to do so within two years of the provision of the New Market Notice will cause any rights of the eSpeed Parties and the Cantor Parties in this Section 7 and Section 8 of this Agreement to revert to their original status.

            (b) If a Cantor Party wishes to create a new Marketplace for a Financial Product that will involve the provision of Electronic Brokerage Services and the Cantor Party does not require eSpeed to operate an Electronic Trading System and to provide Electronic Brokerage Services for that Marketplace pursuant to paragraph (a) of this Section 7, then the Cantor Party shall provide to eSpeed a New Market Notice relating thereto and eSpeed shall have a right of first refusal to provide

Electronic Brokerage Services with respect to that Marketplace under the terms of this Agreement. If eSpeed notifies the Cantor Party that it wishes to provide Electronic Brokerage Services with respect to the new Marketplace, then eSpeed shall use commercially reasonable efforts to develop and put into operation an Electronic Trading System for the Marketplace within 180 days. If eSpeed is able to develop and put into operation an Electronic Trading System for the Marketplace within 180 days, then the Marketplace shall be a Collaborative Marketplace and the operation thereof shall be subject to Section 3 of this Agreement. If, after diligent effort, eSpeed is unable to develop and put into operation an Electronic Trading System for the Marketplace within 180 days, or eSpeed notifies the Cantor Party that it does not wish to provide Electronic Brokerage Services with respect to the new Marketplace, then (i) the applicable Cantor Party may provide or obtain from a third party Electronic Brokerage Services for that Marketplace in any manner that the Cantor Party deems to be acceptable and (ii) the Marketplace shall not be a Collaborative Marketplace. CFLP agrees that its proposal to create a new Marketplace and the requirements relating thereto will be commercially reasonable in scope and that CFLP or another Cantor Party will diligently pursue the development of such Marketplace in a meaningful way and that failure to do so within two years of the provision of the New Market Notice will cause any rights of the eSpeed Parties and the Cantor Parties in this Section 7 and Section 8 of this Agreement to revert to their original status.

            (c) If a Cantor Party wishes to create a new Electronic Marketplace for a Product that is not a Financial Product, then the Cantor Party shall provide to eSpeed a New Market Notice relating thereto. eSpeed or another eSpeed Party shall have the opportunity to offer to provide Electronic Brokerage Services with respect to the new Marketplace, which offer the Cantor Party shall review and negotiate in good faith, but may accept or reject in its reasonable discretion. If the Cantor Party accepts the eSpeed Party's negotiated terms of proposed offer to provide Electronic Brokerage Services, then the Marketplace shall be a Collaborative Marketplace and the operation thereof shall be subject to Section 3 of this Agreement on such terms as the applicable Cantor Party and the applicable eSpeed Party shall agree. If the Cantor Party rejects the eSpeed Party's negotiated terms of proposed offer to provide Electronic Brokerage Services, then (i) the Marketplace shall not be a Collaborative Marketplace and
(ii) the Cantor Party may create and operate the Marketplace in any manner that the Cantor Party deems to be acceptable.

            (d) If an eSpeed Party wishes to create a new Electronic Marketplace for a Financial Product, then the eSpeed Party shall provide to CFLP a New Market Notice relating thereto and CFLP or another Cantor Party shall have a right of first refusal to provide the applicable Cantor Services with respect to that Marketplace under the terms of this Agreement. If, within 30 days of receiving the New Market Notice, CFLP or another Cantor Party notifies the eSpeed Party that it wishes to provide such Cantor Services with respect to the new Marketplace, then the Marketplace shall be a Collaborative Marketplace and the operation thereof shall be subject to Section 3 of this Agreement. If (i) CFLP notifies the eSpeed Party that it does not wish to provide such Cantor Services or (ii) CFLP fails to notify the eSpeed Party within the 30-day time period that it wishes to provide such Cantor Services with respect to the new Marketplace, then the eSpeed Party may provide or obtain from a third party those services for that Marketplace in any manner that the eSpeed Party deems to be acceptable, and the Marketplace shall be an eSpeed Marketplace for purposes of this Agreement.

            (e) If an eSpeed Party wishes to create a new Electronic Marketplace for a Product that is not a Financial Product, then the eSpeed Party shall provide to CFLP a New Market Notice relating thereto. CFLP or another Cantor Party shall have the opportunity to offer to provide Cantor Services with respect to the new Marketplace if, within 30 days of receiving the New Market Notice,

CFLP or another Cantor Party notifies the eSpeed Party that it wishes to provide such Cantor Services with respect to the new Marketplace. The eSpeed Party shall review and negotiate the offer of CFLP or the other CFLP Party in good faith, but may accept or reject that offer in its reasonable discretion. If the eSpeed Party accepts a Cantor Party's negotiated terms of proposed offer to provide Cantor Services, then the Marketplace shall be a Collaborative Marketplace and the operation thereof shall be subject to Section 3 of this Agreement on such terms as the applicable Cantor Party and the applicable eSpeed Party shall agree. If the eSpeed Party rejects the Cantor Party's negotiated terms of proposed offer to provide Cantor Services, then (i) the Marketplace shall not be a Collaborative Marketplace and (ii) the eSpeed Party may create and operate the Marketplace in any manner that the eSpeed Party deems to be acceptable.

            (f) No eSpeed Party shall, directly, indirectly or in connection with a third Person, engage in any activities competitive with a business activity now or hereafter conducted by a Cantor Party or provide or assist any other Person in providing any Cantor Service, other than (i) in collaboration with a Cantor Party pursuant to Section 3 of this Agreement, (ii) with respect to a new Marketplace involving a Financial Product, after CFLP (x) has indicated that it is unable or unwilling to provide such Cantor Service or (y) fails to indicate to the eSpeed Party within the prescribed 30-day period that it does wish to provide such Cantor Service with respect to that Marketplace in accordance with paragraph (d) of this Section 7, (iii) with respect to a new Marketplace involving a Product that is not a Financial Product in accordance with paragraph (c) or paragraph (e) of this Section 7 or (iv) with respect to an Unrelated Dealer Business in which an eSpeed Party develops and operates a fully electronic Marketplace.

            (g) No Cantor Party shall, directly, indirectly or in connection with a third Person, provide or assist any other Person in providing Electronic Brokerage Services, other than (i) in collaboration with eSpeed pursuant to
Section 3 of this Agreement, (ii) with respect to a new Marketplace, after eSpeed (x) has indicated that it is unable to develop and put into operation an Electronic Trading System with respect to that new Marketplace in accordance with paragraph (a) of this Section 7 or (y) has declined to exercise its right of first refusal or is unable to develop and put into operation an Electronic Trading System with respect to that new Marketplace in accordance with paragraph
(b) of this Section 7, including, without limitation, the time period specified therein, or (iii) with respect to an Unrelated Dealer Business.

            (h) Notwithstanding the foregoing and anything to the contrary in this Section 7, the Unrelated Dealer Businesses are expressly excluded from eSpeed's rights of first refusal under paragraph (b) and the conduct by any Cantor Party either directly, or indirectly with or through another Person, of any of the Unrelated Dealer Businesses shall not be deemed to be a violation of this Section 7.

            (i) The Cantor Parties and the eSpeed Parties shall be entitled to and may enter into strategic alliances, joint ventures, partnerships or similar arrangements with Persons and consummate Business Combinations with Persons (all of the foregoing, collectively, "Alliance Opportunities") on the following basis only. If an Alliance Opportunity (i) relates to a Person that directly or indirectly provides Cantor Services and engages in business operations that do not involve Electronic Brokerage Services, then any Cantor Party shall be entitled to consummate a transaction with respect to such an Alliance Opportunity, (ii) relates to a Person that directly or indirectly provides Electronic Brokerage Services and engages in business operation that do not involve any Cantor Service, then any eSpeed Party shall be entitled to consummate a transaction with respect to such an Alliance Opportunity and (iii) is an Alliance Opportunity with respect to a Person other than those described in clauses (i) and (ii) above, then the Cantor Parties and the eSpeed Parties shall cooperate to jointly pursue and consummate a transaction with respect to such Alliance Opportunity on mutually agreeable terms. For purposes of this paragraph, a "Business Combination" shall mean, with respect to any Person, a transaction initiated by and/or in which a Cantor Party or an eSpeed Party is the acquiror involving (i) a merger, consolidation, amalgamation or combination, (ii) any sale, dividend, split or other disposition of any capital stock or other equity interests (or securities convertible into or exchangeable for or options or warrants to purchase any capital stock or other equity equivalents) of the Person, (iii) any tender offer (including without limitation a self-tender), exchange offer, recapitalization, liquidation, dissolution or similar transaction, (iv) any sale, dividend or other disposition of a significant portion of the assets and properties of the Person (even if less than all or substantially all of such assets or properties), and (v) entering into of any agreement or understanding, or the granting of any rights or options, with respect to any of the foregoing.

      8. Exclusive Patent Licenses.

            (a) Subject to the second following sentence, CFLP and CFPH hereby grant to eSpeed an exclusive, perpetual, irrevocable, worldwide, royalty-free right and license, with the right to sublicense to its subsidiaries and affiliates, under all patents and patent applications of CFLP and CFPH related to Electronic Marketplaces, now known and existing, including all provisionals, divisionals, continuations, continuations-in-part, reissues and extensions derived therefrom, as well as all foreign patents and patent applications now known or pending and other counterparts thereof (the "Patent Rights"). The Cantor Parties agree to take all commercially reasonable actions requested by the eSpeed Parties, at the sole expense of the eSpeed Parties, to cause the Patent Rights to remain in full force and effect to the extent permitted by law. In the event that eSpeed (x) has indicated that it is unable to develop and put into operation an Electronic Trading System with respect to a new Marketplace in accordance with paragraph (a) of Section 7 or (y) has declined to exercise its right of first refusal with respect to a new Marketplace in accordance with paragraph (b) of Section 7, then the Cantor Parties shall have a limited right to use the Patent Rights solely in connection with the operation of that new Marketplace. The Cantor Parties shall cooperate with eSpeed, at eSpeed's sole expense, in any attempt by eSpeed to prevent or otherwise seek remedies or damages which, in any case, shall inure to eSpeed for any third party infringement of the Patent Rights that are the subject of the license granted to eSpeed pursuant to this Section 8 or to defend against any third party claim relating to the Patent Rights.

            (b) CFS hereby grants to eSpeed a non-exclusive, perpetual, irrevocable, worldwide, royalty-free right and license, with the right to sublicense to its subsidiaries and affiliates, to use the trademarks "Cantor Exchange," "Interactive Matching," and "CX" (collectively, the "Trademark Rights"), in all media now known or hereinafter developed, in connection with Electronic Marketplaces. The Cantor Parties agree to take all commercially reasonable actions requested by the eSpeed Parties, at the sole expense of the eSpeed Parties, to cause the Trademark Rights to remain in full force and effect to the extent permitted by law. The eSpeed Parties acknowledge that CFS owns the Trademark Rights, including all goodwill now or hereafter associated therewith, and that all goodwill and improved reputation generated by the eSpeed Parties' use of the Trademark Rights shall inure to the benefit of CFS. In order to preserve the inherent value of the Trademark Rights, the eSpeed Parties agree to use reasonable efforts to ensure that the products and services in connection with which the eSpeed Parties use the Trademark Rights shall be at least equal to the standard prevailing in the operation of the Electronic Marketplaces immediately prior to the date of the Agreement.

      9. Indemnification.

            (a) CFLP's Indemnification Obligations. Subject to the terms and conditions of this Section 9, CFLP agrees to defend, indemnify and hold eSpeed, the other eSpeed Parties and their respective officers, directors, affiliates, agents, attorneys, employees and representatives harmless from and against any and all liabilities, losses, costs, damages, expenses, penalties, fines and taxes, including, without limitation, reasonable legal and other expenses (collectively, "Damages"), directly or indirectly arising out of, resulting from or relating to:

                  (i) any breach of any covenant, agreement or obligation of any Cantor Party contained in this Agreement; and

                  (ii) any liability resulting from CFLP broker errors and errors arising in connection with the provision by any Cantor Party of Clearance, Settlement and Fulfillment Services.

            (b) eSpeed's Indemnification Obligations. Subject to the terms and conditions of this Section 9, eSpeed agrees to defend, indemnify and hold CFLP, the other Cantor Parties and their respective officers, directors, affiliates, agents, attorneys, employees and representatives harmless from and against any and all Damages directly or indirectly arising out of, resulting from or relating to:

                  (i) any breach of any covenant, agreement or obligation of any eSpeed Party contained in this Agreement;

                  (ii) any liability resulting from failures of eSpeed's technology and errors caused by the technology of the Electronic Marketplaces; and

                  (iii) any liability resulting from any claims asserted against Cantor with respect to an eSpeed Party's exercise of its Patent Rights.

            (c) Claims for Indemnification; Defense of Indemnified Claims. For purposes of this Section, the party entitled to indemnification shall be referred to as the "Indemnified Party" and the party required to indemnify shall be referred to as the "Indemnifying Party." In the event that the Indemnifying Party shall be obligated to the Indemnified Party pursuant to this Section 9 or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall give prompt written notice to the Indemnifying Party of the occurrence of such event, specifying the basis for such claim or demand, and the amount or estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such claim or demand); provided, however, that the failure to give such notice shall not constitute a waiver of the right to indemnification hereunder unless the Indemnifying Party is actually prejudiced in a material respect thereby. The Indemnifying Party agrees to defend, contest or otherwise protect the Indemnified Party against any such suit, action, investigation, claim or proceeding at the Indemnifying Party's own cost and expense with counsel of its own choice, who shall be, however, reasonably acceptable to the Indemnified Party. The Indemnifying Party may not make any compromise or settlement without the prior written consent of the Indemnified Party (which will not be unreasonably withheld or delayed) and the Indemnified Party shall receive a full and unconditional release reasonably satisfactory to it pursuant to such compromise or settlement. The Indemnified Party shall have the right but not the obligation to participate at its own expense in the defense thereof by counsel of its own choice. If requested by the Indemnifying Party, the Indemnified Party shall (at the Indemnifying Party's expense) (i) cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends, (ii) provide the Indemnifying Party with reasonable access during normal business hours to its books and records to the extent they relate to the condition or operation of a Marketplace and are requested by the Indemnifying Party to perform its indemnification obligations hereunder, and to make copies of such books and records, and (iii) make personnel available to assist in locating any books and records relating to a Marketplace or whose assistance, participation or testimony is reasonably required in anticipation of, preparation for or the prosecution and defense of, any claim subject to this Section 9. In the event that the Indemnifying Party fails timely to defend, contest or otherwise protect the Indemnified Party against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to defend, contest or otherwise protect the Indemnified Party against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

            (d) Payments; Non-Exclusivity. Any amounts due an Indemnified Party under this Section 9 shall be due and payable by the Indemnifying Party within fifteen (15) business days after (x) in the case of a claim which does not involve any third party, receipt of written demand therefor and (y) in the case of a claim which involves a third party, the final disposition of such claim or demand, provided that reasonable legal and other out-of-pocket costs and expenses are reimbursed currently within 15 business days after demand therefor. The remedies conferred in this Section 9 are intended to be without prejudice to any other rights or remedies available at law or equity to the Indemnified Parties, now or hereafter.

      10. Relationship of the Parties. The relationship of the Cantor Parties on the one hand and the eSpeed Parties on the other hand is that of independent contractors. Pursuant to this Agreement, the Cantor Parties and the eSpeed Parties intend to render separate but related services to customers and to divide certain of the revenues arising from those services, but the parties do not intend to share profits or losses or to enter into or create any partnership, and no partnership or other like arrangement shall be deemed to be created hereby. None of the Cantor Parties or eSpeed Parties shall have any claim against the others or right of contribution with respect to any uninsured loss incurred by any of them nor shall any of them have a claim or right against the others with respect to any loss that is deemed to be included within the deductible, retention or self-insured portion of any insured risk.

      11. Audit. eSpeed may request a review, by those certified public accountants who examine CFLP's books and records, of CFLP's allocation of Transaction Revenues to eSpeed to determine whether such allocation was based upon the procedures set forth herein. Such a review is to be conducted at eSpeed's expense. CFLP may request a review, by those certified public accountants who examine eSpeed's books and records, of eSpeed's allocation of Transaction Revenues to CFLP to determine whether such allocation was based upon the procedures set forth herein. Such a review is to be conducted at CFLP's expense.

      12. Invoicing and Billing; Payment of Service Fees. Each of eSpeed and CFLP shall pay to the other, within 30 days of the end of each calendar month, the amounts due and received to the Cantor Parties or the eSpeed Parties, as the case may be (determined in the manner provided in Section 4 of this Agreement), during that calendar month. eSpeed shall invoice CFLP for charges for Ancillary IT Services provided pursuant hereto on a monthly basis as incurred, such invoices to be delivered to CFLP by eSpeed within 15 days after the end of each calendar month. CFLP shall pay to eSpeed the aggregate charge for Ancillary IT Services provided under this Agreement in arrears within 30 days after the end of each calendar month. Amounts due by one party to another under this Agreement shall be settled against amounts due by the second party to the first under this or any other agreement. All payments to be made pursuant to this Agreement shall be exclusive of United Kingdom Value Added Tax which, if applicable to any payments hereunder, shall be added to the amount of, and be paid in addition to, such payments.

      13. Documentation. All Transaction Revenues, service fees, fees for Ancillary IT services and other benefits hereunder shall be substantiated by and payments thereof shall be preceded or accompanied by, as applicable, appropriate schedules, invoices or other documentation.

      14. Force Majeure. Any failure or omission by a party in the performance of any obligation under this Agreement shall not be deemed a breach of this Agreement or create any liability if the same arises from any cause or causes beyond the control of such party, including, but not limited to, the following, which, for purposes of this Agreement shall be regarded as beyond the control of each of the parties hereto: acts of God, fire, storm, flood, earthquake, governmental regulation or direction, acts of the public enemy, war, rebellion, insurrection, riot, invasion, strike or lockout; provided, however, that such party shall resume the performance whenever such causes are removed.

      15. Post-Termination Payments. Notwithstanding any provision herein to the contrary, all payment obligations hereof shall survive the happening of any termination of this Agreement until all amounts due hereunder have been paid.

      16. Confidentiality.

            (a) CFLP and its affiliates agree to treat as confidential and not to disclose to any person (other than to CFLP employees who have a need to know the same for purposes of CFLP's performing its obligations hereunder) or use the same for its own benefit or for any purpose other than performing its obligations hereunder, all confidential or proprietary information, trade secrets, information related to, and all subject matter covered by, any pending patent applications, data, plans, strategies, projections, budgets, reports, research, financial information, files, reports, software, agreements and other materials and information (individually and collectively, "Confidential Information") it receives, obtains or learns about eSpeed and its affiliates, an Electronic Marketplace or any other program, service, software or system eSpeed and/or CFLP develops in connection with this Agreement. CFLP shall notify those of its employees who perform services for eSpeed and its affiliates of this covenant and shall, to the extent practical, secure their agreement to abide by its terms.

            (b) eSpeed and its affiliates agree, during the term of this Agreement, to treat as confidential and not to disclose to any person (other than to eSpeed employees who have a need to know the same for purposes of eSpeed's performing its obligations hereunder) or use the same for its own benefit or for any purpose other than performing its obligations hereunder, all Confidential Information it receives, obtains or learns about CFLP and its affiliates or any other program, service, software or system CFLP and/or eSpeed develops in connection with this Agreement. eSpeed shall notify those of its employees who perform services under this Agreement of this covenant and shall, to the extent practical, secure their agreement to abide by its terms.

            (c) Notwithstanding the foregoing, neither party shall be obligated with respect to confidential or proprietary information that it can document:
(i) is or has become readily publicly
available through no fault of its own or that of its affiliates, employees or agents; or (ii) is received from a third party lawfully in possession of such information and lawfully empowered to freely disclose such information to it; or
(iii) was lawfully in its possession, without restriction, after the date hereof.

      17. Miscellaneous.

            (a) This Agreement and all the covenants herein contained shall be binding upon the parties hereto, their respective heirs, successors, legal representatives and assigns. No party shall have the right to assign all or any portion of its rights, obligations or interests in this Agreement or any monies which may be due pursuant hereto without the prior written consent of the other affected parties and which consent may not be unreasonably withheld.

            (b) No waiver by any party hereto of any of its rights under this Agreement shall be effective unless in writing and signed by an officer of the party waiving such right. No waiver of any breach of this Agreement shall constitute a waiver of any subsequent breach, whether or not of the same nature. This Agreement may not be modified except by a writing signed by officers of each of the parties hereto; provided, however, that each amendment, modification and/or waiver hereof or hereunder must be approved by a majority of the outside directors of eSpeed or the applicable eSpeed Party. For purposes of this Agreement, an outside director shall mean a director who is not an employee, partner or affiliate (other than solely by reason of being an eSpeed director) of eSpeed, CFLP or any of their respective affiliates.

            (c) This Agreement constitutes the entire Agreement of the parties with respect to the services and benefits described herein, and cancels and supersedes any and all prior written or oral contracts or negotiations between the parties with respect to the subject matter hereof.

            (d) This Agreement shall be strictly construed as independent from any other agreement or relationship between the parties.

            (e) This Agreement is made pursuant to and shall be governed and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws thereof.

            (f) The descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            (g) Any notice, request or other communication required or permitted in this Agreement shall be in writing and shall be sufficiently given if personally delivered or if sent by registered or certified mail, postage prepaid, addressed as follows:

                  (i) If to a Cantor Party:

                        One World Trade Center, 105th Floor
                        New York, NY 10048
                        Attention: General Counsel
                        Facsimile: (212) 938-3620

                  (ii) If to an eSpeed Party:

                        One World Trade Center, 103rd Floor
                        New York, NY 10048
                        Attention: General Counsel
                        Facsimile: (212) 938-3620

            The address of any party hereto may be changed on notice to the other parties hereto duly served in accordance with the foregoing provisions.

                           [Signature Pages to Follow]

      IN WITNESS WHEREOF, the parties hereto have executed or caused this Joint Services Agreement to be executed in their respective names by their respective officers thereunto duly authorized, as of the date first written above.

                                       CANTOR FITZGERALD, L.P.
                                       By: CF Group Management, Inc.,
                                           its Managing General Partner

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: Chairman


                                       CANTOR FITZGERALD SECURITIES
                                       By: Cantor Fitzgerald, L.P.
                                           its Managing General Partner
                                       By: CF Group Management, Inc.
                                           its Managing General Partner

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: President


                                       CANTOR FITZGERALD & CO.
                                       By: Cantor Fitzgerald Securities
                                           its Managing General Partner
                                       By: Cantor Fitzgerald, L.P.
                                           its Managing General Partner
                                       By: CF Group Management, Inc.
                                           its Managing General Partner

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: President and Chief Executive
                                                 Officer


                                       CFPH, L.L.C.

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: President and Chief Executive
                                                 Officer

                  [Signature Page for Joint Services Agreement]

                                       CANTOR FITZGERALD PARTNERS
                                       By: Cantor Fitzgerald Securities
                                           its Managing General Partner
                                       By: Cantor Fitzgerald, L.P.
                                           its Managing General Partner
                                       By: CF Group Management, Inc.
                                           its Managing General Partner

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: President


                                       CANTOR FITZGERALD INTERNATIONAL

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: Chairman


                                       CANTOR FITZGERALD GILTS

                                       By:/s/ Howard W. Lutnick
                                          --------------------------------------
                                          Name: Howard W. Lutnick
                                          Title: Chairman


                                       eSPEED, INC.

                                       By:/s/ Douglas B. Gardner
                                          --------------------------------------
                                          Name: Douglas B. Gardner
                                          Title: Vice Chairman


                                       eSPEED SECURITIES, INC.

                                       By:/s/ Douglas B. Gardner
                                          --------------------------------------
                                          Name: Douglas B. Gardner
                                          Title: Vice President and Chief
                                                 Administrative Officer

                  [Signature Page for Joint Services Agreement]
                                       eSPEED GOVERNMENT SECURITIES, INC.

                                       By:/s/ Douglas B. Gardner
                                          --------------------------------------
                                          Name: Douglas B. Gardner
                                          Title: Vice President and Chief
                                                 Administrative Officer


                                       eSPEED MARKETS, INC.

                                       By:/s/ Douglas B. Gardner
                                          --------------------------------------
                                          Name: Douglas B. Gardner
                                          Title: Vice President and Chief
                                                 Administrative Officer


                                       eSPEED SECURITIES INTERNATIONAL LIMITED

                                       By:/s/ Douglas B. Gardner
                                          --------------------------------------
                                          Name: Douglas B. Gardner
                                          Title: Director

                  [Signature Page for Joint Services Agreement]

                                     ANNEX A

o     U.S. Government Securities

o     United Kingdom and European Government Bonds

o     Eurobonds

o     Corporate Bonds

o     U.S. Agency Securities

o     Emerging Market Government Bonds and Emerging Market Eurobonds

o Global Repurchase Agreements and Reverse Repurchase Agreements (U.S., Europe and Emerging Market Countries)

o     U.S. Municipal Bonds

o     U.S. Treasury Futures